                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20509

                                FORM 8-K

                             CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             September 5, 2007

                             -----------------

                             Date of Report

                   (Date of Earliest Event Reported)

                      WIZZARD SOFTWARE CORPORATION

                      ----------------------------

       (Exact Name of Registrant as Specified in its Charter)

      COLORADO                  000-33381                   87-0609860

      --------                  ---------                   ----------

   (State or other juris-   (Commission File No.)          (IRS Employee

  diction of incorporation)                                  I.D. No.)

                           5001 Baum Boulevard

                     Pittsburgh, Pennsylvania 15213

                     ------------------------------

               (Address of Principal Executive Offices)

                               (412) 621-0902

                               --------------

                        Registrant's Telephone Number

                                      N/A

                                      ---

          Former name or former address, if changed since last report

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the

  Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

  Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

-----

     On September 5, 2007, the Board of Directors of Wizzard Software

Corporation, a Colorado corporation (the "Company"), unanimously resolved to adopt Amended and Restated Bylaws, effective immediately.  This action was taken at a special meeting of the Board, which was called for the express purpose of adopting the Amended and Restated Bylaws.  The Company’s original Bylaws had not been amended since the Company was founded in 1998, and continued to refer to the Company by its original name, “Balanced Living, Inc.” and to refer to it as having its principal offices in the State of Utah.  These items were updated and corrected in the Amended and Restated Bylaws.  In addition, Article V, Section 5 of the Amended and Restated Bylaws amends the Company’s original Bylaws to state that the Company’s transfer books shall not be closed at any time.  See Item 9.01 of this Current Report.

Item 9.01.  Financial Statements and Exhibits.

----------------------------------------------

     (d)  Exhibits.

          ---------

    Exhibit No.        Description

          -----------        -----------

              3              Amended and Restated Bylaws

                            SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of

  1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WIZZARD SOFTWARE CORPORATION

  Date:  9/10/07                  /s/ Christopher J. Spencer

        --------                 ---------------------------

                                 Christopher J. Spencer, Chief Executive

                                 Officer and President